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                                                                     EXHIBIT 24



                       REGISTRATION STATEMENT ON FORM S-4
                               POWER OF ATTORNEY


        Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to the merger of Panther Merger Corp. with and into PCI Services, Inc. and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan
A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

        This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.


/s/ Robert D. Walter                       /s/ Melburn G. Whitmire
    ------------------------------             --------------------------------
    ROBERT D. WALTER                           MELBURN G. WHITMIRE
    Chairman and Chief                         Director
    Executive Officer                          September 11, 1996
    September 11, 1996


/s/ John C. Kane                           /s/ David Bearman
    ------------------------------             --------------------------------
    JOHN C. KANE                               DAVID BEARMAN
    Director                                   Executive Vice President
    September 11, 1996                         Chief Financial Officer
                                               September 11, 1996

/s/ George R. Manser                       /s/ John B. McCoy
    ------------------------------             --------------------------------
    GEORGE R. MANSER                           JOHN B. McCOY
    Director                                   Director
    September 11, 1996                         September 11, 1996


/s/ Robert L. Gerbig                       /s/ Jerry E. Robertson
    ------------------------------             --------------------------------
    ROBERT L. GERBIG                           JERRY E. ROBERTSON
    Director                                   Director
    September 11, 1996                         September 11, 1996


/s/ John F. Havens                         /s/ L. Jack Van Fossen
    ------------------------------             --------------------------------
    JOHN F. HAVENS                             L. JACK VAN FOSSEN
    Director                                   Director
    September 11, 1996                         September 11, 1996


/s/ John F. Finn                           /s/ Regina E. Herzlinger
    ------------------------------             --------------------------------
    JOHN F. FINN                               REGINA E. HERZLINGER
    Director                                   Director
    September 11, 1996                         September 11, 1996


/s/ J. Michael Losh                        /s/ Richard J. Miller
    ------------------------------             --------------------------------
    J. MICHAEL LOSH                            RICHARD J. MILLER
    Director                                   Vice President - Controller and
    September 11, 1996                         Principal Accounting Officer
                                               September 11, 1996